SUPPLEMENT TO PROSPECTUS The date of this supplement is November 28, 2014.

MFS® Equity Opportunities Fund

Effective immediately, the paragraph entitled “Investment Selection Risk” in the sub-section entitled “Principal Risks” beneath the main heading “Summary of Key Information” is restated in its entirety as follows:

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Effective immediately, the paragraph entitled “Investment Selection Risk” in the sub-section entitled “Principal Risks” beneath the main heading “Investment Objective, Strategies, and Risks” is restated in its entirety as follows:

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

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